Exhibit 10(f)



              EXECUTIVE SEPARATION AGREEMENT


THIS AGREEMENT is made between The Quaker Oats Company, a
New Jersey corporation (the "Company"), and W. Stephen
Perry (the "Executive"), dated this 2ND day of August,
1994.

                     WITNESSETH THAT:

WHEREAS, the Company wishes to attract and retain well-qualified executive and key personnel and to assure both itself and the Executive of continuity of management in the event of any actual or threatened change in control of the Company;

NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

1. Operation of Agreement.  The "effective date of this
Agreement" shall be the date on which the Executive declares it effective, by notice to the Company in writing, but only if a change in control of the Company
(as defined in Section 2) has occurred on or before the date of the notice.

2. Change in Control. A "change in control of the Company" shall be deemed to have occurred if:

a. any "Person," which shall mean a "person" as such term is used in Sections 13(d) and 14(d) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act")
(other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule
13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that this paragraph
a. shall not apply to any Person who becomes such a beneficial owner of such Company securities pursuant to an agreement with the Company approved by the Company's Board of Directors (the "Board"), entered into before such Person has become such a beneficial owner of Company securities representing 5% or more of the combined voting power of the Company's then outstanding voting securities;

b. during any period of 24 consecutive months (not including any period prior to the execution of this
Agreement), individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph a., c.(2) or d. of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of the period cease for any reason to constitute at least a majority thereof;

c. the stockholders of the Company approve (1) a plan of complete liquidation of the Company or (2) the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the conditions for a merger or consolidation in subparagraphs d.(1) or d.(2); or

d. the stockholders of the Company approve a merger or consolidation of the Company with any other company other than:

(1) such a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the Company's or such surviving entity's outstanding voting securities immediately after such merger or consolidation; or

(2) such a merger or consolidation which would result in
the directors of the Company who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.








                             2


In this paragraph d., "surviving entity" shall mean only an entity in which all of the Company's stockholders immediately before such merger or consolidation become stockholders by the terms of such merger or consolidation, and the phrase "directors of the Company who were directors immediately prior thereto" shall include only individuals who were directors of the Company at the beginning of the 24 consecutive month period preceding the date of such merger or consolidation, or who were new directors (other than any director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph a., c.(2), d.(1) or d.(2) of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of such period.

3. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on the effective date of this Agreement and ending on the earlier to occur of the third anniversary of such effective date or the 65th birthday of the Executive (the "employment period"), to exercise such authorities and powers, and perform such duties and functions, as are commensurate with the authorities and powers being exercised, and duties and functions being performed, by the Executive immediately prior to the effective date of this Agreement, which services shall be performed at the current location where the Executive was employed immediately prior to the effective date of this Agreement or at such other location within a 30-mile radius of such current location. The Executive shall not be required to accept any other location. The Executive agrees that during the employment period he shall devote his full business time exclusively to his executive duties as described herein and perform such duties faithfully and efficiently.

4. Compensation, Compensation Plans, Benefit Plans,
Perquisites.   During   the   employment   period and
prior to termination (as defined in Section 5) of the Executive, the Executive shall be compensated as follows:






                             3
a. He shall receive an annual salary which is not less than his annual salary immediately prior to the effective date of this Agreement, with the opportunity for increases, from time to time thereafter, which are in accordance with the Company's regular practices.

b. He shall be eligible to participate on a reasonable basis in bonus, stock option, restricted stock and other incentive compensation plans, which shall provide benefits comparable to those to which he was provided immediately prior to the effective date of this Agreement.

c. He shall be eligible to participate on a reasonable basis in tax-qualified employee benefit plans (including but not limited to pension, profit sharing and employee stock ownership plans), and supplemental nonqualified employee benefit plans relating thereto, which shall provide benefits comparable to those to which he was provided immediately prior to the effective date of this Agreement.

d. He shall be entitled to receive employee benefits
(including, but not limited to, medical and life insurance benefits) and perquisites which are comparable to those to which he was provided immediately prior to the effective date of this Agreement.

5. Termination. "Termination" shall mean either (a) termination by the Company of the employment of the Executive with the Company for any reason other than death, physical or mental incapacity, or cause (as defined below), or (b) resignation of the Executive upon the occurrence of any of the following events:

(1) a significant change in the nature or scope of the Executive's authorities, powers, functions, or duties from those described in Section 3;

(2) a reduction in total compensation from that provided in Section 4;

(3) the breach by the Company of any other provision of this Agreement; or

(4) a reasonable determination by the Executive that, as a result of a change in control of the Company his position is significantly affected so that he is unable to exercise the authorities, powers, functions or duties attached to his position as described in Section 3.


                             4
"Cause" means gross misconduct or willful and material breach of this Agreement by the Executive. No act, or failure to act, on the Executive's part shall be deemed
"willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

6. Confidentiality. The Executive agrees that during and after the employment period, he will not divulge or appropriate to his own use or the use of others any secret or confidential information or knowledge pertaining to the business of the Company, or any of its subsidiaries, obtained during his employment by the Company or any of its subsidiaries.

7. Severance and Benefit Payments.

a. In the event of termination of the Executive during the employment period, the Company shall pay the Executive a lump-sum severance allowance equal to salary and bonus payments for the following 24 calendar months at the rate which he would have been entitled to receive in accordance with Section 4. Such a severance allowance shall be adjusted to include expected increases to the Executive's salary and bonus for such period, but shall not be adjusted on a present value basis.

b. In the event of termination of the Executive during the employment period, the Company shall also pay the Executive a lump-sum benefit payment in an amount equivalent to (1) the benefits he would have accrued or been allocated under any tax-qualified employee benefit plan (including but not limited to pension, profit sharing and employee stock ownership plans) and any nonqualified supplemental benefit plan relating thereto, maintained by the Company if he had remained in the employ of the Company for 24 calendar months after his termination, which benefits will be paid in addition to the benefits provided under such plans, and (2) any other employee benefits (including, but not limited to, coverage under any medical and life insurance arrangements or programs) to which he would have been entitled under all such employee benefit plans, programs or arrangements maintained by the Company if he had remained in the employ of the Company for 24 calendar months after his termination. Such a benefit payment shall be adjusted to include expected increases to the Executive's salary, bonus and other compensation having an effect on such benefits for such period, but shall not be adjusted on a present value basis.

                             5


c. The amount of the severance allowance and benefit payment described in this Section shall be determined and such payment shall be made as soon as it is reasonably possible.

d. The severance allowance and benefit payment to be provided pursuant to this Section 7 shall be in addition to, and shall not be reduced by, any other amounts or benefits provided by separate agreement with the Executive, or plan or arrangement of the Company or its subsidiaries, unless specifically stipulated in an agreement which constitutes an amendment to this Agreement as provided in Section 14.

8. Tax Reimbursement. If any payment to the Executive under this Agreement or under any other compensation agreement, plan or arrangement of the Company or its subsidiaries is subject to an excise tax under section
4999 of the Internal Revenue Code of 1986, as amended, (the "Code"), the Company shall pay the Executive an additional amount which is equal to the amount of such excise tax. The Company will provide complete compensation and tax data on a timely basis to the Executive and to an accounting firm or law firm designated by the Executive in order to enable the Executive to determine the extent to which any payments under this Agreement or under any other compensation agreement, plan or arrangement of the Company or its subsidiaries constitute "parachute payments" or "excess parachute payments" under section 280G of the Code. Any additional amount payable under this Section 8 shall be due and paid no later than ten business days after the other payment to which such additional payment relates; provided, however, that if such additional amount cannot be determined on or before such due date, the Company shall pay an amount on the due date which it in good faith estimates to be payable and shall pay the remainder of such additional amount (together with interest at a rate equal to 120% of the applicable Federal rate determined under Section
1274(d) of the Code) as soon as such amount can be determined, but no later than 30 days after the date on which Executive becomes subject to the payment of the excise tax.





                             6

9. Mitigation and Set Off. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise. The Company shall not be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company by the Executive, any amounts earned by the Executive in other employment after termination of his employment with the Company, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

10. Arbitration of All Disputes. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, except with respect to Section 8, shall be settled by arbitration in the City of Chicago in accordance with the laws of the State of Illinois by three arbitrators appointed by the parties. If the parties cannot agree on the appointment, one arbitrator shall be appointed by the Company and one by the Executive, and the third shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the Chief Judge of the United States Court of Appeals for the Seventh Circuit. The arbitration shall be conducted in accordance with the rules of the American
Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section 10. Judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with enforcement of his rights under this Agreement, Executive shall be entitled to recover from the Company his reasonable attorneys' fees and costs and expenses in connection with enforcement of his rights (including the enforcement of any arbitration award in court). Payment shall be made to the Executive by the Company at the time these attorneys' fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances the Executive could have had no reasonable expectation of prevailing on the merits at the time he initiated the arbitration based on the information then available to him, he shall repay any such payments to the Company in accordance with the order of the arbitrators. Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.


                             7

11. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company or, in the case of the Company, at its principal executive offices.

12. Non-Alienation. The Executive shall not have any right to pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement; and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts, or by operation of law. Nothing in this paragraph shall limit the Executive's rights or powers which his executor or administrator would otherwise have.

13. Governing Law. The Agreement shall be construed and enforced according to the Employee Retirement Income
Security Act of 1974 ("ERISA"), and the laws of the State of Illinois, other than its laws respecting choice of law, to the extent not pre-empted by ERISA.

14. Amendment. This Agreement may be amended or cancelled by mutual agreement of the parties in writing without the consent of any other person and, so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15. Term. Unless the Executive has theretofore declared this Agreement effective, pursuant to Section 1 of this Agreement, this Agreement shall terminate two years after the day and year first above written, provided that this Agreement may thereupon be renewed annually at the discretion of the Board.

16. Successors to the Company. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company.

17. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.






                             8
18. Prior Agreement. Any prior Executive Separation agreement between the Executive and the Company which has not yet terminated pursuant to its terms, is cancelled by mutual consent of the Executive and the Company pursuant to execution of this Agreement, effective as of the day and year first above written.

IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant
Secretary, all as of the day and year first above written.




/s/   W. Stephen Perry

W. Stephen Perry


THE QUAKER OATS COMPANY


By Doug Ralston

ATTEST:


/s/   Gerry Cassioppi
Gerry Cassioppi
Assistant Secretary























                             9





              EXECUTIVE SEPARATION AGREEMENT


THIS AGREEMENT is made between The Quaker Oats Company, a
New  Jersey  corporation (the "Company"), and Margaret  M.
Eichman (the "Executive"), dated this 20TH day of June,
1994.

                     WITNESSETH THAT:

WHEREAS, the Company wishes to attract and retain well-qualified executive and key personnel and to assure both itself and the Executive of continuity of management in the event of any actual or threatened change in control of the Company;

NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

1. Operation of Agreement.  The "effective date of this
Agreement" shall be the date on which the Executive declares it effective, by notice to the Company in writing, but only if a change in control of the Company
(as defined in Section 2) has occurred on or before the date of the notice.

2. Change in Control. A "change in control of the Company" shall be deemed to have occurred if:

a. any "Person," which shall mean a "person" as such term is used in Sections 13(d) and 14(d) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act")
(other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule
13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that this paragraph
a. shall not apply to any Person who becomes such a beneficial owner of such Company securities pursuant to an agreement with the Company approved by the Company's Board of Directors (the "Board"), entered into before such Person has become such a beneficial owner of Company securities representing 5% or more of the combined voting power of the Company's then outstanding voting securities;

b. during any period of 24 consecutive months (not including any period prior to the execution of this
Agreement), individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph a., c.(2) or d. of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of the period cease for any reason to constitute at least a majority thereof;

c. the stockholders of the Company approve (1) a plan of complete liquidation of the Company or (2) the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the conditions for a merger or consolidation in subparagraphs d.(1) or d.(2); or

d. the stockholders of the Company approve a merger or consolidation of the Company with any other company other than:

(1) such a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the Company's or such surviving entity's outstanding voting securities immediately after such merger or consolidation; or

(2) such a merger or consolidation which would result in
the directors of the Company who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.








                             2


In this paragraph d., "surviving entity" shall mean only an entity in which all of the Company's stockholders immediately before such merger or consolidation become stockholders by the terms of such merger or consolidation, and the phrase "directors of the Company who were directors immediately prior thereto" shall include only individuals who were directors of the Company at the beginning of the 24 consecutive month period preceding the date of such merger or consolidation, or who were new directors (other than any director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph a., c.(2), d.(1) or d.(2) of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of such period.

3. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on the effective date of this Agreement and ending on the earlier to occur of the third anniversary of such effective date or the 65th birthday of the Executive (the "employment period"), to exercise such authorities and powers, and perform such duties and functions, as are commensurate with the authorities and powers being exercised, and duties and functions being performed, by the Executive immediately prior to the effective date of this Agreement, which services shall be performed at the current location where the Executive was employed immediately prior to the effective date of this Agreement or at such other location within a 30-mile radius of such current location. The Executive shall not be required to accept any other location. The Executive agrees that during the employment period he shall devote his full business time exclusively to his executive duties as described herein and perform such duties faithfully and efficiently.

4. Compensation, Compensation Plans, Benefit Plans,
Perquisites.   During   the   employment   period and
prior to termination (as defined in Section 5) of the Executive, the Executive shall be compensated as follows:






                             3
a. He shall receive an annual salary which is not less than his annual salary immediately prior to the effective date of this Agreement, with the opportunity for increases, from time to time thereafter, which are in accordance with the Company's regular practices.

b. He shall be eligible to participate on a reasonable basis in bonus, stock option, restricted stock and other incentive compensation plans, which shall provide benefits comparable to those to which he was provided immediately prior to the effective date of this Agreement.

c. He shall be eligible to participate on a reasonable basis in tax-qualified employee benefit plans (including but not limited to pension, profit sharing and employee stock ownership plans), and supplemental nonqualified employee benefit plans relating thereto, which shall provide benefits comparable to those to which he was provided immediately prior to the effective date of this Agreement.

d. He shall be entitled to receive employee benefits
(including, but not limited to, medical and life insurance benefits) and perquisites which are comparable to those to which he was provided immediately prior to the effective date of this Agreement.

5. Termination. "Termination" shall mean either (a) termination by the Company of the employment of the Executive with the Company for any reason other than death, physical or mental incapacity, or cause (as defined below), or (b) resignation of the Executive upon the occurrence of any of the following events:

(1) a significant change in the nature or scope of the Executive's authorities, powers, functions, or duties from those described in Section 3;

(2) a reduction in total compensation from that provided in Section 4;

(3) the breach by the Company of any other provision of this Agreement; or

(4) a reasonable determination by the Executive that, as a result of a change in control of the Company his position is significantly affected so that he is unable to exercise the authorities, powers, functions or duties attached to his position as described in Section 3.


                             4
"Cause" means gross misconduct or willful and material breach of this Agreement by the Executive. No act, or failure to act, on the Executive's part shall be deemed
"willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

6. Confidentiality. The Executive agrees that during and after the employment period, he will not divulge or appropriate to his own use or the use of others any secret or confidential information or knowledge pertaining to the business of the Company, or any of its subsidiaries, obtained during his employment by the Company or any of its subsidiaries.

7. Severance and Benefit Payments.

a. In the event of termination of the Executive during the employment period, the Company shall pay the Executive a lump-sum severance allowance equal to salary and bonus payments for the following 24 calendar months at the rate which he would have been entitled to receive in accordance with Section 4. Such a severance allowance shall be adjusted to include expected increases to the Executive's salary and bonus for such period, but shall not be adjusted on a present value basis.

b. In the event of termination of the Executive during the employment period, the Company shall also pay the Executive a lump-sum benefit payment in an amount equivalent to (1) the benefits he would have accrued or been allocated under any tax-qualified employee benefit plan (including but not limited to pension, profit sharing and employee stock ownership plans) and any nonqualified supplemental benefit plan relating thereto, maintained by the Company if he had remained in the employ of the Company for 24 calendar months after his termination, which benefits will be paid in addition to the benefits provided under such plans, and (2) any other employee benefits (including, but not limited to, coverage under any medical and life insurance arrangements or programs) to which he would have been entitled under all such employee benefit plans, programs or arrangements maintained by the Company if he had remained in the employ of the Company for 24 calendar months after his termination. Such a benefit payment shall be adjusted to include expected increases to the Executive's salary, bonus and other compensation having an effect on such benefits for such period, but shall not be adjusted on a present value basis.

                             5


c. The amount of the severance allowance and benefit payment described in this Section shall be determined and such payment shall be made as soon as it is reasonably possible.

d. The severance allowance and benefit payment to be provided pursuant to this Section 7 shall be in addition to, and shall not be reduced by, any other amounts or benefits provided by separate agreement with the Executive, or plan or arrangement of the Company or its subsidiaries, unless specifically stipulated in an agreement which constitutes an amendment to this Agreement as provided in Section 14.

8. Tax Reimbursement. If any payment to the Executive under this Agreement or under any other compensation agreement, plan or arrangement of the Company or its subsidiaries is subject to an excise tax under section
4999 of the Internal Revenue Code of 1986, as amended, (the "Code"), the Company shall pay the Executive an additional amount which is equal to the amount of such excise tax. The Company will provide complete compensation and tax data on a timely basis to the Executive and to an accounting firm or law firm designated by the Executive in order to enable the Executive to determine the extent to which any payments under this Agreement or under any other compensation agreement, plan or arrangement of the Company or its subsidiaries constitute "parachute payments" or "excess parachute payments" under section 280G of the Code. Any additional amount payable under this Section 8 shall be due and paid no later than ten business days after the other payment to which such additional payment relates; provided, however, that if such additional amount cannot be determined on or before such due date, the Company shall pay an amount on the due date which it in good faith estimates to be payable and shall pay the remainder of such additional amount (together with interest at a rate equal to 120% of the applicable Federal rate determined under Section
1274(d) of the Code) as soon as such amount can be determined, but no later than 30 days after the date on which Executive becomes subject to the payment of the excise tax.





                             6

9. Mitigation and Set Off. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise. The Company shall not be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company by the Executive, any amounts earned by the Executive in other employment after termination of his employment with the Company, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

10. Arbitration of All Disputes. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, except with respect to Section 8, shall be settled by arbitration in the City of Chicago in accordance with the laws of the State of Illinois by three arbitrators appointed by the parties. If the parties cannot agree on the appointment, one arbitrator shall be appointed by the Company and one by the Executive, and the third shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the Chief Judge of the United States Court of Appeals for the Seventh Circuit. The arbitration shall be conducted in accordance with the rules of the American
Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section 10. Judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with enforcement of his rights under this Agreement, Executive shall be entitled to recover from the Company his reasonable attorneys' fees and costs and expenses in connection with enforcement of his rights (including the enforcement of any arbitration award in court). Payment shall be made to the Executive by the Company at the time these attorneys' fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances the Executive could have had no reasonable expectation of prevailing on the merits at the time he initiated the arbitration based on the information then available to him, he shall repay any such payments to the Company in accordance with the order of the arbitrators. Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.


                             7

11. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company or, in the case of the Company, at its principal executive offices.

12. Non-Alienation. The Executive shall not have any right to pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement; and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts, or by operation of law. Nothing in this paragraph shall limit the Executive's rights or powers which his executor or administrator would otherwise have.

13. Governing Law. The Agreement shall be construed and enforced according to the Employee Retirement Income
Security Act of 1974 ("ERISA"), and the laws of the State of Illinois, other than its laws respecting choice of law, to the extent not pre-empted by ERISA.

14. Amendment. This Agreement may be amended or cancelled by mutual agreement of the parties in writing without the consent of any other person and, so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15. Term. Unless the Executive has theretofore declared this Agreement effective, pursuant to Section 1 of this Agreement, this Agreement shall terminate two years after the day and year first above written, provided that this Agreement may thereupon be renewed annually at the discretion of the Board.

16. Successors to the Company. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company.

17. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.






                             8
18. Prior Agreement. Any prior Executive Separation agreement between the Executive and the Company which has not yet terminated pursuant to its terms, is cancelled by mutual consent of the Executive and the Company pursuant to execution of this Agreement, effective as of the day and year first above written.

IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant
Secretary, all as of the day and year first above written.




/s/   Margaret M. Eichman

Margaret M. Eichman


THE QUAKER OATS COMPANY


By Doug Ralston

ATTEST:


/s/   Gerry Cassioppi
Gerry Cassioppi
Assistant Secretary
























                             9





              EXECUTIVE SEPARATION AGREEMENT


THIS AGREEMENT is made between The Quaker Oats Company, a
New  Jersey  corporation (the "Company"), and Penelope  C.
Cate (the "Executive"), dated this 20TH day of June,
1994.

                     WITNESSETH THAT:

WHEREAS, the Company wishes to attract and retain well-qualified executive and key personnel and to assure both itself and the Executive of continuity of management in the event of any actual or threatened change in control of the Company;

NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

1. Operation of Agreement.  The "effective date of this
Agreement" shall be the date on which the Executive declares it effective, by notice to the Company in writing, but only if a change in control of the Company
(as defined in Section 2) has occurred on or before the date of the notice.

2. Change in Control. A "change in control of the Company" shall be deemed to have occurred if:

a. any "Person," which shall mean a "person" as such term is used in Sections 13(d) and 14(d) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act")
(other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule
13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that this paragraph
a. shall not apply to any Person who becomes such a beneficial owner of such Company securities pursuant to an agreement with the Company approved by the Company's Board of Directors (the "Board"), entered into before such Person has become such a beneficial owner of Company securities representing 5% or more of the combined voting power of the Company's then outstanding voting securities;

b. during any period of 24 consecutive months (not including any period prior to the execution of this
Agreement), individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph a., c.(2) or d. of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of the period cease for any reason to constitute at least a majority thereof;

c. the stockholders of the Company approve (1) a plan of complete liquidation of the Company or (2) the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the conditions for a merger or consolidation in subparagraphs d.(1) or d.(2); or

d. the stockholders of the Company approve a merger or consolidation of the Company with any other company other than:

(1) such a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the Company's or such surviving entity's outstanding voting securities immediately after such merger or consolidation; or

(2) such a merger or consolidation which would result in
the directors of the Company who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.








                             2


In this paragraph d., "surviving entity" shall mean only an entity in which all of the Company's stockholders immediately before such merger or consolidation become stockholders by the terms of such merger or consolidation, and the phrase "directors of the Company who were directors immediately prior thereto" shall include only individuals who were directors of the Company at the beginning of the 24 consecutive month period preceding the date of such merger or consolidation, or who were new directors (other than any director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph a., c.(2), d.(1) or d.(2) of this Section) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors before the beginning of such period.

3. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, for the period commencing on the effective date of this Agreement and ending on the earlier to occur of the third anniversary of such effective date or the 65th birthday of the Executive (the "employment period"), to exercise such authorities and powers, and perform such duties and functions, as are commensurate with the authorities and powers being exercised, and duties and functions being performed, by the Executive immediately prior to the effective date of this Agreement, which services shall be performed at the current location where the Executive was employed immediately prior to the effective date of this Agreement or at such other location within a 30-mile radius of such current location. The Executive shall not be required to accept any other location. The Executive agrees that during the employment period he shall devote his full business time exclusively to his executive duties as described herein and perform such duties faithfully and efficiently.

4. Compensation, Compensation Plans, Benefit Plans,
Perquisites.   During   the   employment   period and
prior to termination (as defined in Section 5) of the Executive, the Executive shall be compensated as follows:






                             3
a. He shall receive an annual salary which is not less than his annual salary immediately prior to the effective date of this Agreement, with the opportunity for increases, from time to time thereafter, which are in accordance with the Company's regular practices.

b. He shall be eligible to participate on a reasonable basis in bonus, stock option, restricted stock and other incentive compensation plans, which shall provide benefits comparable to those to which he was provided immediately prior to the effective date of this Agreement.

c. He shall be eligible to participate on a reasonable basis in tax-qualified employee benefit plans (including but not limited to pension, profit sharing and employee stock ownership plans), and supplemental nonqualified employee benefit plans relating thereto, which shall provide benefits comparable to those to which he was provided immediately prior to the effective date of this Agreement.

d. He shall be entitled to receive employee benefits
(including, but not limited to, medical and life insurance benefits) and perquisites which are comparable to those to which he was provided immediately prior to the effective date of this Agreement.

5. Termination. "Termination" shall mean either (a) termination by the Company of the employment of the Executive with the Company for any reason other than death, physical or mental incapacity, or cause (as defined below), or (b) resignation of the Executive upon the occurrence of any of the following events:

(1) a significant change in the nature or scope of the Executive's authorities, powers, functions, or duties from those described in Section 3;

(2) a reduction in total compensation from that provided in Section 4;

(3) the breach by the Company of any other provision of this Agreement; or

(4) a reasonable determination by the Executive that, as a result of a change in control of the Company his position is significantly affected so that he is unable to exercise the authorities, powers, functions or duties attached to his position as described in Section 3.


                             4
"Cause" means gross misconduct or willful and material breach of this Agreement by the Executive. No act, or failure to act, on the Executive's part shall be deemed
"willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

6. Confidentiality. The Executive agrees that during and after the employment period, he will not divulge or appropriate to his own use or the use of others any secret or confidential information or knowledge pertaining to the business of the Company, or any of its subsidiaries, obtained during his employment by the Company or any of its subsidiaries.

7. Severance and Benefit Payments.

a. In the event of termination of the Executive during the employment period, the Company shall pay the Executive a lump-sum severance allowance equal to salary and bonus payments for the following 24 calendar months at the rate which he would have been entitled to receive in accordance with Section 4. Such a severance allowance shall be adjusted to include expected increases to the Executive's salary and bonus for such period, but shall not be adjusted on a present value basis.

b. In the event of termination of the Executive during the employment period, the Company shall also pay the Executive a lump-sum benefit payment in an amount equivalent to (1) the benefits he would have accrued or been allocated under any tax-qualified employee benefit plan (including but not limited to pension, profit sharing and employee stock ownership plans) and any nonqualified supplemental benefit plan relating thereto, maintained by the Company if he had remained in the employ of the Company for 24 calendar months after his termination, which benefits will be paid in addition to the benefits provided under such plans, and (2) any other employee benefits (including, but not limited to, coverage under any medical and life insurance arrangements or programs) to which he would have been entitled under all such employee benefit plans, programs or arrangements maintained by the Company if he had remained in the employ of the Company for 24 calendar months after his termination. Such a benefit payment shall be adjusted to include expected increases to the Executive's salary, bonus and other compensation having an effect on such benefits for such period, but shall not be adjusted on a present value basis.

                             5


c. The amount of the severance allowance and benefit payment described in this Section shall be determined and such payment shall be made as soon as it is reasonably possible.

d. The severance allowance and benefit payment to be provided pursuant to this Section 7 shall be in addition to, and shall not be reduced by, any other amounts or benefits provided by separate agreement with the Executive, or plan or arrangement of the Company or its subsidiaries, unless specifically stipulated in an agreement which constitutes an amendment to this Agreement as provided in Section 14.

8. Tax Reimbursement. If any payment to the Executive under this Agreement or under any other compensation agreement, plan or arrangement of the Company or its subsidiaries is subject to an excise tax under section
4999 of the Internal Revenue Code of 1986, as amended, (the "Code"), the Company shall pay the Executive an additional amount which is equal to the amount of such excise tax. The Company will provide complete compensation and tax data on a timely basis to the Executive and to an accounting firm or law firm designated by the Executive in order to enable the Executive to determine the extent to which any payments under this Agreement or under any other compensation agreement, plan or arrangement of the Company or its subsidiaries constitute "parachute payments" or "excess parachute payments" under section 280G of the Code. Any additional amount payable under this Section 8 shall be due and paid no later than ten business days after the other payment to which such additional payment relates; provided, however, that if such additional amount cannot be determined on or before such due date, the Company shall pay an amount on the due date which it in good faith estimates to be payable and shall pay the remainder of such additional amount (together with interest at a rate equal to 120% of the applicable Federal rate determined under Section
1274(d) of the Code) as soon as such amount can be determined, but no later than 30 days after the date on which Executive becomes subject to the payment of the excise tax.





                             6

9. Mitigation and Set Off. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise. The Company shall not be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company by the Executive, any amounts earned by the Executive in other employment after termination of his employment with the Company, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

10. Arbitration of All Disputes. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, except with respect to Section 8, shall be settled by arbitration in the City of Chicago in accordance with the laws of the State of Illinois by three arbitrators appointed by the parties. If the parties cannot agree on the appointment, one arbitrator shall be appointed by the Company and one by the Executive, and the third shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the Chief Judge of the United States Court of Appeals for the Seventh Circuit. The arbitration shall be conducted in accordance with the rules of the American
Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section 10. Judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with enforcement of his rights under this Agreement, Executive shall be entitled to recover from the Company his reasonable attorneys' fees and costs and expenses in connection with enforcement of his rights (including the enforcement of any arbitration award in court). Payment shall be made to the Executive by the Company at the time these attorneys' fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances the Executive could have had no reasonable expectation of prevailing on the merits at the time he initiated the arbitration based on the information then available to him, he shall repay any such payments to the Company in accordance with the order of the arbitrators. Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.


                             7

11. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company or, in the case of the Company, at its principal executive offices.

12. Non-Alienation. The Executive shall not have any right to pledge, hypothecate, anticipate or in any way create a lien upon any amounts provided under this Agreement; and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts, or by operation of law. Nothing in this paragraph shall limit the Executive's rights or powers which his executor or administrator would otherwise have.

13. Governing Law. The Agreement shall be construed and enforced according to the Employee Retirement Income
Security Act of 1974 ("ERISA"), and the laws of the State of Illinois, other than its laws respecting choice of law, to the extent not pre-empted by ERISA.

14. Amendment. This Agreement may be amended or cancelled by mutual agreement of the parties in writing without the consent of any other person and, so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15. Term. Unless the Executive has theretofore declared this Agreement effective, pursuant to Section 1 of this Agreement, this Agreement shall terminate two years after the day and year first above written, provided that this Agreement may thereupon be renewed annually at the discretion of the Board.

16. Successors to the Company. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company.

17. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.






                             8
18. Prior Agreement. Any prior Executive Separation agreement between the Executive and the Company which has not yet terminated pursuant to its terms, is cancelled by mutual consent of the Executive and the Company pursuant to execution of this Agreement, effective as of the day and year first above written.

IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant
Secretary, all as of the day and year first above written.




/s/Penelope C. Cate

Penelope C. Cate


THE QUAKER OATS COMPANY


By Doug Ralston

ATTEST:


/s/   Gerry Cassioppi
Gerry Cassioppi
Assistant Secretary
























                             9